UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 16, 2022

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)
8711 River Crossing Blvd. Indianapolis, IN 46240
(Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (317)
808-6000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DRE	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging Growth Company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.
As previously disclosed, on June 11, 2022, Prologis, Inc. (“Prologis”) and Prologis, L.P. (“Prologis OP”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Prologis, Prologis OP, Compton Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Prologis (“Prologis Merger Sub”), Compton Merger Sub OP LLC, a Delaware limited liability company and a wholly owned subsidiary of Prologis OP (“Prologis OP Merger Sub” and, together with Prologis, Prologis OP and Prologis Merger Sub, the “Prologis Parties”), Duke Realty Corporation, an Indiana corporation (“DRE”), and Duke Realty Limited Partnership, an Indiana limited partnership (“DRE OP” and, together with DRE, the “DRE Parties”).
The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, (a) DRE will merge with and into Prologis Merger Sub (the “DRE Merger”), with Prologis Merger Sub surviving the merger and remaining a wholly owned subsidiary of Prologis (the “Surviving Entity”), (b) thereafter, Prologis and the Surviving Entity will cause all of the outstanding equity interests of the Surviving Entity to be contributed to Prologis OP in exchange for the issuance by Prologis OP of partnership interests in Prologis OP to Prologis and/or its subsidiaries as directed by Prologis, and (c) thereafter, Prologis OP Merger Sub will be merged with and into DRE OP, with DRE OP surviving the merger and becoming a wholly owned subsidiary of Prologis OP (the “Partnership Merger” and, together with the DRE Merger, the “Mergers”).
Letter Agreement
On September 16, 2022, the Prologis Parties and the DRE Parties entered into a letter agreement (the “Letter Agreement”), which modifies the treatment of certain Partnership Performance-Based LTIP Unit Awards (as defined in the Merger Agreement) (generally, (i) the above target payout portion for such awards granted in calendar year 2020 and (ii) any additional Partnership LTIP Units (as defined in the Merger Agreement) earned in respect of such awards based on dividends paid by DRE while such awards were outstanding) that are outstanding immediately prior to the effective time of the Partnership Merger (the “Partnership Merger Effective Time”) to provide that such awards will, as of the Partnership Merger Effective Time, be canceled in exchange for the right of the holder to receive an amount in cash calculated in accordance with the Letter Agreement, less applicable taxes and withholdings.
The foregoing summary of the Letter Agreement does not purport to be a complete description and is qualified in its entirety by the full text of the Letter Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Litigation-Related Supplemental Disclosures
Beginning on July 26, 2022, two purported holders of Prologis common stock filed substantially similar complaints against Prologis and the members of the Prologis board of directors in federal district court. One complaint was filed in the United States District Court for the Northern District of California and one complaint was filed in the United States District Court for the Southern District of New York. The complaints are captioned as follows:
Bushansky
v.
Prologis, Inc. et al.
, No.
3:22-cv-04320
(N.D. Ca. filed July 26, 2022); and
 Curtis
v.
Prologis, Inc. et al.
, No.
1:22-cv-07833
(S.D.N.Y. filed September 13, 2022) (collectively, the “Prologis Federal Actions”). The complaints in the Prologis Federal
Actions allege that Prologis and the Prologis board violated federal securities laws by omitting or misstating material information in the Form
S-4
in connection with the Mergers, rendering the Form
S-4
materially deficient. Beginning on July 27, 2022, six purported holders of DRE common stock filed substantially similar complaints against DRE and the members of the DRE board of directors in the United States District Court for the Southern District of New York. The complaints are captioned as follows:
Stein
v.
Duke Realty Corporation et al.
, No.
1:22-cv-06387
(filed July 27, 2022);
O’Dell
v.
Duke Realty Corporation et al.
, No.
1:22-cv-06425
(filed July 28, 2022);
Whitfield
v.
Duke Realty Corporation et al.
, No.
1:22-cv-0658
(filed August 2, 2022);
McCollum
v.
Duke Realty Corporation et al.
, No.
1:22-cv-06585
(filed August 3, 2022);
Moore
v.
Duke Realty Corporation et al.
, No.
1:22-cv-07837
(filed September 13, 2022); and
Riley
v.
Duke Realty Corporation et al.
, No.
1:22-cv-07883
(filed September 14, 2022) (collectively, the “DRE Actions” and together with the Prologis Federal Actions, the “Federal Actions”). The complaints in the DRE
Actions allege that DRE and the DRE board violated federal securities laws by omitting or misstating material information in the Form
S-4
in connection with the Mergers, rendering the Form
S-4
materially deficient. The plaintiffs in the Federal Actions seek, among other things, (i) to enjoin the transaction until the alleged deficiencies in the Form
S-4
are corrected, and (ii) attorneys’ and experts’ fees and costs in connection with the lawsuit.
In addition, on August 3, 2022, an action captioned
Garfield v. Moghadam et. al.
, No.
C22-01579,
was filed in the Superior Court of the State of California for the County of Contra Costa against Prologis and the Prologis board of directors (the “Garfield Action” and, together with the Federal Actions, the “Actions”). The complaint in the Garfield Action asserts, among other things, claims for breach of fiduciary duty under Maryland law as well as securities fraud under California law against Prologis and the Prologis board of directors. The complaint alleges that Prologis and the Prologis board of directors caused a materially incomplete and misleading proxy statement to be filed with the Securities and Exchange Commission (the “SEC”) and made available to the Prologis stockholders.
The defendants believe that the Actions are without merit. The defendants deny that any further disclosure beyond that already contained in the joint proxy statement/prospectus that was filed by Prologis and DRE on August 2, 2022 and which has been disseminated to Prologis stockholders and DRE shareholders (the “Joint Proxy Statement/Prospectus”) is required under applicable law to supplement the Joint Proxy Statement/Prospectus. Nonetheless, to avoid the risk that the Actions may delay or otherwise adversely affect the consummation of the Mergers and to minimize the expense of defending such Actions, the defendants are making the following supplemental disclosures (the “litigation-related supplemental disclosures”) to the Joint Proxy Statement/Prospectus. Nothing in this Report shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein.
The litigation-related supplemental disclosures contained below should be read in conjunction with the Joint Proxy Statement/Prospectus, which is available on the Internet site maintained by the SEC at http://www.sec.gov, along with periodic reports and other information Prologis and DRE file with the SEC. To the extent that the information set forth herein differs from or updates information contained in the Joint Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Joint Proxy Statement/Prospectus. All page references are to pages in the Joint Proxy Statement/Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the Joint Proxy Statement/Prospectus.
Supplemental Disclosures
The disclosure under the heading “The Mergers—Background of the Mergers” is hereby amended and supplemented by replacing the second full paragraph on page 60 of the Joint Proxy Statement/Prospectus in its entirety with the following:

On April 19, 2022 and on several occasions thereafter, at the request of Duke Realty, a representative from Morgan Stanley discussed with a representative of a large private equity firm with a significant real estate business, which we refer to as “Party A,” which had previously expressed interest in a potential strategic transaction involving Duke Realty, whether Party A still had interest in Duke Realty. Party A conveyed knowledge of and liking for Duke Realty and its assets and expressed conceptual interest in a transaction. Party A stated that they planned to undertake a further internal evaluation of Duke Realty and would follow up with Morgan Stanley.
Party A and Duke Realty did not enter into a
non-disclosure
agreement, nor did Duke Realty share
non-public
information with Party A.
From this date through May 11, 2022, Party A declined to provide a proposal despite further inquiry from Morgan Stanley.
The disclosure under the heading “The Mergers—Background of the Mergers” is hereby amended and supplemented by adding the following immediately following the first sentence of the fourth full paragraph on page 61 of the Joint Proxy Statement/Prospectus:
The discussions with Citi concerned market and investor perspectives, potential investor communications relating to the proposed transaction, negotiation strategy and other customary financial services.
The disclosure under the heading “The Mergers—Background of the Mergers” is hereby amended and supplemented by replacing the first sentence of the fourth full paragraph on page 64 of the Joint Proxy Statement/Prospectus in its entirety with the following:
From June 5, 2022 until the execution of the definitive merger agreement on June 11, 2022, the management teams of Prologis and Duke Realty, together with their respective financial, legal and accounting advisors, performed a diligence review with respect to the other company through a review of publicly available and non-public
information, including opening up virtual data rooms with due diligence information for each of Prologis and Duke Realty on June 6, 2022, and held a series of discussions regarding diligence matters
, including general corporate and legal matters, accounting and financial matters, tax, employees and other topics
.
The disclosure under the heading “The Mergers—Recommendation of the Prologis Board of Directors and Its Reasons for the Mergers” is hereby amended and supplemented by replacing the fourth paragraph of such section on page 67 of the Joint Proxy Statement/Prospectus in its entirety with the following:

•
its expectation that the strategic fit between the Prologis and Duke Realty portfolios will allow Prologis to capture significant cost and revenue synergies, including approximately $310 to $370 million in annual
run-rate
synergies starting in the first year following the transaction from immediate corporate general and administrative cost savings, operating leverage, lower interest expense and lease adjustments while offering its customers more choice, flexibility and product offerings as a result of the combined portfolios;

The disclosure under the heading “The Mergers—Opinion of Prologis’ Financial Advisor—Illustrative Discounted Cash Flow Analysis for Duke Realty on a Standalone Basis” is hereby amended and supplemented by replacing the second paragraph of such section on page 76 of the Joint Proxy Statement/Prospectus in its entirety with the following:
Using discount rates ranging from 7.0% to 8.0%, reflecting estimates of Duke Realty’s weighted average cost of capital, Goldman Sachs derived a range of illustrative present values per share of Duke Realty common stock, by discounting to present value as of March 31, 2022, (i) estimates of the unlevered free cash flows to be generated by Duke Realty on a standalone basis, both without taking into account the Synergies and taking into account the Synergies, for the period from April 1, 2022 to December 31, 2026, as reflected in the Forecasts, and (ii) a range of illustrative terminal values for Duke Realty, as of December 31, 2026, calculated by applying exit terminal year multiples ranging from 25.0x to 28.0x to estimated
1-year
forward adjusted earnings before interest, taxes, depreciation, and amortization, which we refer to in this section as “EBITDA,” to be generated by Duke Realty, both without taking into account the Synergies and taking into account the Synergies, which in both

cases was calculated by adjusting Duke Realty’s adjusted EBITDA for 2026, both without taking into account the Synergies and taking into account the Synergies, as reflected in the Forecasts
, for the final two years of additional development income, at a 6.5% development yield, and then applying a
1-year
forward EBITDA growth rate of 12.0%, as provided by Prologis management
(which analysis implied (i) as set forth in the June 11 Presentation, perpetuity growth rates ranging from 3.0% to 4.3% both without taking into account the Synergies and taking into account the Synergies and (ii) using the Adjusted Calculations, perpetuity growth rates ranging from 3.4% to 4.7% without taking into account the Synergies, and 3.4% to 4.6% taking into account the Synergies). Goldman Sachs derived such discount rates by application of the capital asset pricing model (“CAPM”), which requires certain company-specific inputs, including Duke Realty’s target capital structure weightings, the cost of long-term debt, after-tax
yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for Duke Realty, as well as certain financial metrics for the United States financial markets generally. The range of exit terminal year multiples was estimated by Goldman Sachs utilizing its professional judgment and experience taking into account historical trading multiples of Prologis and Duke Realty and the multiples calculated by Goldman Sachs as set forth below under “- Selected Publicly Traded Companies Analysis”.
The disclosure under the heading “The Mergers—Opinion of Prologis’ Financial Advisor—Illustrative Discounted Cash Flow Analysis for Prologis on a Standalone Basis and Pro Forma” is hereby amended and supplemented by replacing the second paragraph of such section on page 80 of the Joint Proxy Statement/Prospectus in its entirety with the following:
Using discount rates ranging from 6.5% to 7.5%, reflecting estimates of Prologis’s weighted average cost of capital, Goldman Sachs derived a range of illustrative present values per share of Prologis common stock, by discounting to present value as of March 31, 2022, (i) estimates of the unlevered free cash flows to be generated by Prologis, both on a standalone basis and pro forma giving effect to the transaction, for the period from April 1, 2022 to December 31, 2026, as reflected in the Forecasts, and (ii) a range of illustrative terminal values for Prologis as of December 31, 2026, calculated by applying exit terminal year multiples ranging from 25.0x to 28.0x to
1-year
forward adjusted EBITDA to be generated by Prologis, both on a standalone basis and pro forma giving effect to the transaction, which was calculated by adjusting Prologis’ adjusted EBITDA for 2026, as reflected in the Forecasts
, for the final two years of additional development income, at a 5.65% development yield (for Prologis on a standalone basis) and at a 5.9% development yield (for Prologis pro forma giving effect to the transaction), and then applying a
1-year
forward EBITDA growth rate of 9% (for Prologis on a standalone basis) and of 10.5% (for Prologis pro forma giving effect to the transaction), as provided by Prologis management
(which analysis implied perpetuity growth rates ranging from 3.2% to 4.5%). Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including Prologis’s target capital structure weightings, the cost of long-term debt, after-tax
yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for Prologis, as well as certain financial metrics for the United States financial markets generally. The range of exit terminal year multiples was estimated by Goldman Sachs utilizing its professional judgment and experience taking into account historical trading multiples of Prologis and Duke Realty and the multiples calculated by Goldman Sachs as set forth above under “- Selected Publicly Traded Companies Analysis.”
The disclosure under the heading “The Mergers—Opinion of Duke Realty’s Financial Advisor—Summary of Financial Analyses of Morgan Stanley—Comparable Public Company Analysis” is hereby amended and supplemented by replacing the second full paragraph on page 85 of the Joint Proxy Statement/Prospectus in its entirety with the following:
Morgan Stanley reviewed and compared certain publicly available ratios, market multiples and Wall Street research analyst consensus, which we refer to in this section as “Street Consensus,” estimates for each of Duke Realty and Prologis with equivalent publicly available financial information and consensus estimates for companies that share business characteristics with Duke Realty and Prologis to derive an implied exchange ratio reference range with respect to Duke Realty and Prologis. Morgan Stanley reviewed the following publicly traded industrial REITs, which we refer to in this section as “Comparable Companies”:
First Industrial Realty Trust, Inc.
(which we refer to in this section as “First Industrial”)
and EastGroup Properties, Inc.
(which we refer to in this section as “EastGroup”)
.

The disclosure under the heading “The Mergers—Opinion of Duke Realty’s Financial Advisor—Summary of Financial Analyses of Morgan Stanley—Comparable Public Company Analysis” is hereby amended and supplemented by adding the following table before the last paragraph on page 85 of the Joint Proxy Statement/Prospectus:

	Comparable Companies
	Duke Realty	Prologis	First Industrial	EastGroup
P/FFO Per Share Multiples	22.5x	23.4x	21.5x	22.3x
P/AFFO Per Share Multiples	24.8x	26.7x	25.7x	28.4x
Implied Cap Rate	4.1%	3.5%	4.8%	4.1%
P/(D) to NAV Per Share (Cons.)	(17)%	(9)%	(24)%	(15)%
P/(D) to NAV Per Share (GSA)	(18)%	(5)%	(26)%	(16)%
The disclosure under the heading “The Mergers—Opinion of Duke Realty’s Financial Advisor—Summary of Financial Analyses of Morgan Stanley—Dividend Discount Analysis” is hereby amended and supplemented by replacing the third full paragraph on page 86 of the Joint Proxy Statement/Prospectus in its entirety with the following:
Morgan Stanley performed a dividend discount analysis of shares of Duke Realty common stock to calculate a range of implied present values per share of Duke Realty common stock. To perform this analysis, Morgan Stanley calculated the aggregate implied present value of dividends per share that Duke Realty was forecasted to generate for the period from April 1, 2022 through December 31, 2025 utilizing, based upon the authorization of Duke Realty management, the Financial Projections of Duke Realty prepared and provided by Duke Realty management and authorized for Morgan Stanley’s use by Duke Realty management, discounted based on a derived cost of equity
(from 7.3% to 9.3%)
using the capital asset pricing model.
The disclosure under the heading “The Mergers—Opinion of Duke Realty’s Financial Advisor—Summary of Financial Analyses of Morgan Stanley—Dividend Discount Analysis” is hereby amended and supplemented by replacing the first paragraph on page 87 of the Joint Proxy Statement/Prospectus in its entirety with the following:
Similarly, Morgan Stanley performed a dividend discount analysis of shares of Prologis common stock to calculate a range of implied present values per share of Prologis common stock. To perform this analysis, Morgan Stanley calculated the aggregate implied present value of dividends per share that Prologis was forecasted to generate for the period from April 1, 2022 through December 31, 2025 utilizing, based upon the authorization of Duke Realty management, the Financial Projections of Prologis prepared and provided by Prologis management and authorized for Morgan Stanley’s use by Duke Realty management, discounted based on a derived cost of equity
(from 7.1% to 9.1%)
using the capital asset pricing model.

The disclosure under the heading “The Mergers—Opinion of Duke Realty’s Financial Advisor—Summary of Financial Analyses of Morgan Stanley—Premiums Paid Analysis” is hereby amended and supplemented by replacing the table following the fourth full paragraph on page 87 of the Joint Proxy Statement/Prospectus in its entirety with the following:

Selected Precedent Transactions
Announcement	Acquirer	Target	Premium to Unaffected Price
November 5, 2021	Industrial Logistics Properties Trust	Monmouth Real Estate Investment Corporation	24%
October 27, 2019	Prologis, Inc.	Liberty Property Trust	21%
May 7, 2018	The Blackstone Group L.P.	Gramercy Property Trust	15%
April 29, 2018	Prologis, Inc.	DCT Industrial Trust Inc.	16%
February 10, 2006	LBA Realty LLC	Bedford Property Investors, Inc.	18%
June 6, 2005	Prologis, Inc.	Catellus Development Corporation	16%
May 4, 2004	Prologis, Inc. & Eaton Vance Management	Keystone Property Trust	12%
October 29, 2001	CalWest Industrial Properties, LLC (CalPERS & RREEF)	Cabot Industrial Trust	18%
The disclosure under the heading “The Mergers—Certain Prologis Unaudited Prospective Financial Information—Prologis on a Standalone Basis” is hereby amended and supplemented by replacing the table in such section on page 94 of the Joint Proxy Statement/Prospectus in its entirety with the following:

	Year Ending December 31,
(in millions, except per share data)	2022E	2023E	2024E	2025E	2026E
Total Net Operating Income	$4,835	$5,534	$5,512	$6,142	$6,915
Adjusted EBITDA (1)	$4,562	$5,244	$5,205	$5,809	$6,564
AFFO, Excluding Gains and Promotes (2)	$2,899	$3,259	$3,704	$4,118	$4,630
AFFO, Excluding Gains and Promotes/Share (2)(3)	$3.78	$4.24	$4.81	$5.34	$5.99
Unlevered Free Cash Flow (4)	$477	$2,018	$1,490	$1,790	$2,419
Dividend/Share	$3.16	$3.54	$3.96	$4.44	$4.97

(1) Adjusted EBITDA as used by Prologis is a
non-GAAP
measure and is calculated beginning with consolidated net earnings attributable to common stockholders and modified to exclude interest expense, current and deferred income tax expense, depreciation and amortization expense, net gains or losses on real estate transactions (e.g., development properties, land, and other investments in real estate), net unrealized foreign currency and derivative gains or losses, net gains or losses on early extinguishment of debt, preferred stock dividends, and preferred stock repurchases.
(
2
) AFFO, Excluding Gains and Promotes as used by Prologis is a non-GAAP
measure and is calculated beginning with consolidated net earnings attributable to common stockholders and modified to: (i) exclude net promote income, real estate related depreciation and amortization expense, net gains or losses on real estate transactions (e.g., development properties, land, and other investments in real estate), current income tax expense on dispositions, net unrealized foreign currency and derivative gains or losses, deferred income tax expense, current income tax expense on dispositions related to acquired tax liabilities, net gains or losses on early extinguishment of debt, straight-lined rents and amortization of lease intangibles, amortization of debt premium, financing costs, and management contracts (net), stock compensation amortization expense, preferred stock repurchases, (ii) include property improvements and turnover costs, and (iii) incorporate reconciling items related to noncontrolling interests and Prologis’ share of unconsolidated ventures.

(
3
) Based on projected weighted average diluted outstanding shares of stock.
(
4
) Unlevered Free Cash Flow as used by Prologis is a
non-GAAP
measure and is calculated beginning with consolidated net earnings attributable to common stockholders and modified to: (i) exclude interest expense, preferred stock dividends, distributions with respect to Prologis OP preferred units, depreciation and amortization expense, net gains or losses on real estate transactions (e.g., development properties, land, and other investments in real estate), net unrealized foreign currency and derivative gains or losses, deferred income tax expense, net gains or losses on early extinguishment of debt, straight-lined rents and amortization of lease intangibles, amortization of debt premium, financing costs, and management contracts (net), other various non-cash
items (ii) include property improvements and turnover costs, net deployment cash flows related to acquisitions, dispositions and development activity, promote cash receipts that are not included in consolidated net earnings, and (iii) incorporate reconciling items related to noncontrolling interests and Prologis’ share of unconsolidated ventures.
The disclosure under the heading “The Mergers—Certain Prologis Unaudited Prospective Financial Information—Duke Realty on a Standalone Basis” is hereby amended and supplemented by replacing the table in such section starting on page 94 of the Joint Proxy Statement/Prospectus in its entirety with the following:

	Year Ending December 31,
(in millions, except per share data)	2022E	2023E	2024E	2025E	2026E
Total Net Operating Income	$881	$995	$1,155	$1,344	$1,538
Adjusted EBITDA (1)	$821	$936	$1,096	$1,283	$1,478
AFFO (2)	$663	$766	$888	$1,017	$1,137
AFFO/Share (2)(3)	$1.70	$1.92	$2.16	$2.43	$2.70
Unlevered Free Cash Flow (4)	$(677)	$(1,482)	$(1,384)	$(1,268)	$(1,097)
Dividend/Share	$1.15	$1.27	$1.39	$1.51	$1.63

(1) Adjusted EBITDA as used by Prologis relating to Duke Realty is a non-GAAP
measure and is calculated beginning with net income attributable to common shareholders and modified to: (i)
 exclude interest expense, depreciation and amortization related to real estate, gains and losses on sales of real estate assets (including real estate assets incidental to Duke Realty’s business), gains and losses from change in control, impairment charges related to real estate assets (including real estate assets incidental to Duke Realty’s business), all net of related taxes, gains or losses on debt transactions, gains or losses from involuntary conversion from weather events or natural disasters, severance and other charges related to major overhead restructuring activities, the expense impact of non-incremental
costs attributable to successful leasing activities,
mark-to-market
adjustments associated with derivative financial instruments, and (ii)
 incorporate similar adjustments for unconsolidated joint ventures and partially owned consolidated entities.
(
2
) AFFO as used by Prologis relating to Duke Realty is a
non-GAAP
measure and is calculated beginning with net income attributable to common shareholders and modified to: (i) exclude depreciation and amortization related to real estate, gains and losses on sales of real estate assets (including real estate assets incidental to
Duke Realty’s
business), gains and losses from change in control, impairment charges related to real estate assets (including real estate assets incidental to
Duke Realty’s
business), all net of related taxes, gains or losses on debt transactions, gains or losses from involuntary conversion from weather events or natural disasters, promote income, severance and other charges related to major overhead restructuring activities, the expense impact of non-incremental
costs attributable to successful leasing activities,
mark-to-market
adjustments associated with derivative financial instruments, straight line rental income and expense, amortization of above and below market lease intangibles and lease concession, non-cash
components of interest expense including interest rate hedge amortization, stock compensation expense, (ii) include recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by Duke Realty is referred to as second generation lease activity) related to leases commencing during the reporting period, and (iii) incorporate similar adjustments for unconsolidated joint ventures and partially owned consolidated entities.

(
3
) Based on projected weighted average diluted outstanding shares of stock.
(
4
) Unlevered Free Cash Flow as used by Prologis relating to Duke Realty is a non-GAAP
measure and is calculated beginning with consolidated net earnings income attributable to common stockholders and modified to: (i) exclude interest expense, exclude depreciation and amortization related to real estate, gains and losses from change in control, impairment charges related to real estate assets (including real estate assets incidental to
Duke Realty’s
business), all net of related taxes, gains or losses on debt transactions, gains or losses from involuntary conversion from weather events or natural disasters, promote income, severance and other charges related to major overhead restructuring activities, the expense impact of non-incremental
costs attributable to successful leasing activities,
mark-to-market
adjustments associated with derivative financial instruments, straight line rental income and expense, amortization of above and below market lease intangibles and lease concession, non-cash
components of interest expense including interest rate hedge amortization, stock compensation expense, (ii) include recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by Duke Realty is referred to as second generation lease activity) related to leases commencing during the reporting period, net deployment cash flows related to acquisitions, dispositions and development activity, and (iii) incorporate similar adjustments for unconsolidated joint ventures and partially owned consolidated entities.
The disclosure under the heading “The Mergers—Certain Prologis Unaudited Prospective Financial Information—Combined Company on a Pro Forma Basis Giving Effect to the Mergers” is hereby amended and supplemented by replacing the table in such section on page 95 of the Joint Proxy Statement/Prospectus in its entirety with the following:

	Year Ending December 31,
(in millions, except per share data)	2022E	2023E	2024E	2025E	2026E
Total Net Operating Income	$6,029	$6,793	$6,845	$7,582	$8,457
Adjusted EBITDA (1)	$5,761	$6,525	$6,571	$7,293	$8,170
AFFO, Excluding Gains and Promotes (1)	$3,628	$4,166	$4,742	$5,301	$5,959
AFFO, Excluding Gains and Promotes/Share (1)	$3.81	$4.37	$4.96	$5.54	$6.21
Unlevered Free Cash Flow (1)	$(317)	$1,406	$1,035	$1,521	$2,344
Dividend/Share	$3.16	$3.54	$3.96	$4.44	$4.97

(1) See definitions of terms in the footnotes to the above table regarding the Prologis management forecasts relating to Prologis (on a standalone basis) for the calendar years 2022 through 2026.
The disclosure under the heading “The Mergers—Directors of Prologis After the Mergers” is hereby amended and supplemented by adding the following sentence at the end of such section on page 104 of the Joint Proxy Statement/Prospectus:
Following the Mergers, the compensation of the Prologis board remains subject to the compensation programs described in Prologis’ Proxy Statement for its 2022 Annual Meeting of Stockholders, which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

2.1	Letter Agreement, dated as of September 16, 2022, by and among the Prologis Parties and the DRE Parties.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

FORWARD-LOOKING STATEMENTS
The statements in this communication that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis and DRE operate as well as beliefs and assumptions of Prologis and DRE. Such statements involve uncertainties that could significantly impact Prologis’ or DRE’s financial results. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” and “estimates,” including variations of such words and similar expressions, are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that Prologis or DRE expects or anticipates will occur in the future — including statements relating to any possible transaction between Prologis and DRE, rent and occupancy growth, acquisition and development activity, contribution and disposition activity, general conditions in the geographic areas where Prologis or DRE operate, Prologis’ and DRE’s respective debt, capital structure and financial position, Prologis’ and DRE’s respective ability to earn revenues from co-investment
ventures, form new
co-investment
ventures and the availability of capital in existing or new
co-investment
ventures — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Prologis and DRE believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, neither Prologis nor DRE can give assurance that its expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) Prologis’ and DRE’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the proposed transaction; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; (iii) risks related to diverting the attention of Prologis and DRE management from ongoing business operations; (iv) failure to realize the expected benefits of the proposed transaction; (v) significant transaction costs and/or unknown or inestimable liabilities; (vi) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; (vii) the risk that DRE’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (viii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; (ix) the effect of the announcement of the proposed transaction on the ability of Prologis and DRE to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (x) risks related to the market value of the Prologis common stock to be issued in the proposed transaction; (xi) other risks related to the completion of the proposed transaction and actions related thereto; (xii) national, international, regional and local economic and political climates and conditions; (xiii) changes in global financial markets, interest rates and foreign currency exchange rates; (xiv) increased or unanticipated competition for Prologis’ or DRE’s properties; (xv) risks associated with acquisitions, dispositions and development of properties, including increased development costs due to additional regulatory requirements related to climate change; (xvi) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (xvii) availability of financing and capital, the levels of debt that Prologis and DRE maintain and their credit ratings; (xviii) risks related to Prologis’ and DRE’s investments in co-investment
ventures, including Prologis’ and DRE’s ability to establish new co-investment
ventures; (xix) risks of doing business internationally, including currency risks; (xx) environmental uncertainties, including risks of natural disasters; (xxi) risks related to the coronavirus pandemic; and (xxii) those additional factors discussed under Part I, Item 1A. Risk Factors in Prologis’ and DRE’s respective Annual Reports on Form
10-K
for the year ended December 31, 2021. Neither Prologis nor DRE undertakes any duty to update any forward-looking statements appearing in this communication except as may be required by law.
Additional Information
In connection with the proposed transaction, on July 18, 2022, Prologis filed with the SEC a registration statement on Form
S-4
(as amended, the “Form
S-4”),
which includes the Joint Proxy Statement/Prospectus, and each party will file other documents regarding the proposed transaction with the SEC. The Form
S-4
became effective on August 2, 2022. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM
S-4
AND THE

JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Prologis and DRE commenced mailing the definitive Joint Proxy Statement/Prospectus to stockholders on or about August 5, 2022. Investors and security holders are able to obtain the Form
S-4
and the Joint Proxy Statement/Prospectus free of charge from the SEC’s website or from Prologis or DRE. The documents filed by Prologis with the SEC may be obtained free of charge at Prologis’ website at the SEC Filings section of www.ir.prologis.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Prologis by requesting them from Investor Relations by mail at Pier 1, Bay 1, San Francisco, CA 94111. The documents filed by DRE with the SEC may be obtained free of charge at DRE’s website at the SEC Filings section of http://investor.dukerealty.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from DRE by requesting them from Investor Relations by mail at 8711 River Crossing Blvd. Indianapolis, IN 46240.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Participants in the Solicitation
Prologis and DRE and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Prologis’ directors and executive officers is available in Prologis’ Annual Report on Form
10-K
for the fiscal year ended December 31, 2021, its proxy statement dated March 25, 2022, for its 2022 Annual Meeting of Shareholders and its Current Report on Form
8-K/A
filed with the SEC on April 5, 2022. Information about DRE’s directors and executive officers is available in DRE’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2021, its proxy statement dated March 2, 2022, for its 2022 Annual Meeting of Shareholders and its Current Reports on Form
8-K
filed with the SEC on April 27, 2022 and July 21, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Joint Proxy Statement/Prospectus and other relevant materials filed or to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the Joint Proxy Statement/Prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Prologis or DRE as indicated above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP
By:	Duke Realty Corporation, its general partner

By:	/s/ ANN C. DEE
Ann C. Dee

Executive Vice President, General Counsel and Corporate Secretary
Dated: September 16, 2022